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                                                                      Exhibit 24
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                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD, SONYA M. DAVIS or JANET L. HORGAN, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Annual Report on Form 10-K and the following registration statements: (i) any registration statement under the Securities Act of 1933, as amended (the "Act"), covering the issuance of debt securities, (ii) any registration statement on Form S-8 covering the registration of additional securities of the Company to be issued under the Monsanto Shared Success Stock Option Plan, the Monsanto Company ERISA Parity Savings and Investment Plan, the Monsanto Savings and Investment Plan or the Monsanto Management Incentive Plan of 1996, in each case as approved by the Board of Directors of the Company, (iii) any registration statement on Form S-8 covering the registration of securities of the Company to be issued under the DEKALB Genetics Corporation Savings and Investment Plan, the Delta and Pine Land Company Savings Plan or any new or existing stock-based incentive plans of the Company or any subsidiary; (iv) any registration statement filed pursuant to Rule 462(b) under the Act, and (v) any amendment or post-effective amendment to any registration statement previously filed by the Company, and any and all Amendments to any of the foregoing, and documents in connection therewith, all to be filed with the Securities and Exchange Commission under the Act or the Securities Exchange Act of 1934, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 26th of February, 1999.


/s/ Robert B. Shapiro                       /s/ Philip Leder
_____________________________________       ___________________________________
Robert B. Shapiro, Director and             Philip Leder, Director
 Principal Executive Officer


/s/ Robert M. Heyssel                       /s/ Jacobus F. M. Peters
_____________________________________       ___________________________________
Robert M. Heyssel, Director                 Jacobus F. M. Peters, Director


/s/ Michael Kantor                          /s/ John S. Reed
_____________________________________       ___________________________________
Michael Kantor, Director                    John S. Reed, Director

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/s/ Gwendolyn S. King                       /s/ John E. Robson
_____________________________________       ___________________________________
Gwendolyn S. King, Director                 John E. Robson, Director


/s/ William D. Ruckelshaus                  /s/ Gary L. Crittenden
_____________________________________       ___________________________________
William D. Ruckelshaus, Director            Gary L. Crittenden, Principal
                                             Financial Officer


/s/ Richard B. Clark
_____________________________________
Richard B. Clark, Principal
 Accounting Officer

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